Exhibit 10.1

LIMITED WAIVER AND FIFTH AMENDMENT TO SECOND
AMENDED AND RESTATED CREDIT AGREEMENT

THIS LIMITED WAIVER AND FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”), dated as of October 10, 2011, is by and among (i) HECLA ALASKA LLC, a Delaware limited liability company, HECLA GREENS CREEK MINING COMPANY, a Delaware corporation and HECLA JUNEAU MINING COMPANY, a Delaware corporation (collectively, the “Borrowers”), (ii) each of the other obligors identified as “Other Obligors” on the signature pages hereto and (iii) each of the banks and other financial institutions identified as “Lenders” on the signature pages hereto (the “Lenders”).

W I T N E S S E T H:

WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of October 14, 2009 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Fifth Amendment and as the same may be further amended, supplemented, amended or restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Obligors party thereto, the Lenders party thereto, and The Bank of Nova Scotia, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), the Lenders have made commitments to extend certain credit facilities to the Borrowers;

WHEREAS, pursuant to the Existing Credit Agreement, no Subsidiary of the Parent may be designated as an Immaterial Subsidiary if such Subsidiary has assets in excess of $2,000,000;

WHEREAS, on the Effective Date, Silver Hunter Mining Company, a Delaware corporation (“Silver Hunter”) held assets in excess of $2,000,000 but was designated by the Borrowers as an Immaterial Subsidiary;

WHEREAS, since the Effective Date, Hecla Mining Company formed and owns RHL Holdings, Inc., a Delaware corporation  (“RHL”) and RHL holds assets in excess of $2,000,000, and thus is a Material Subsidiary, but RHL did not execute a supplement to the Subsidiary Guaranty;

WHEREAS, the Borrowers have requested that Lenders waive certain Defaults or Events of Default that currently exist as a result of the Borrowers’ failure to designate Silver Hunter as a Material Subsidiary and have agreed to cause Silver Hunter to enter into each Loan Document to the extent that a Material Subsidiary of the Parent is required to be party to such Loan Document and have agreed to amend the Pledge Agreement to clarify that the Parent’s interests in Silver Hunter have been pledged pursuant to such Pledge Agreement; and

WHEREAS, the Borrowers have requested that the Lenders agree to amend certain other provisions of the Existing Credit Agreement as more specifically set forth herein, in each case upon the terms and conditions contained in this Fifth Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:

PART I
DEFINITIONS

SUBPART 1.1  Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, the following terms used in this Fifth Amendment, including its preamble and recitals, have the following meanings:

“Administrative Agent” is defined in the recitals.

“Borrowers” is defined in the preamble.

“Credit Agreement” is defined in the recitals.

“Existing Credit Agreement” is defined in the recitals.

“Lenders” is defined in the preamble.

“Fifth Amendment” is defined in the preamble.

“Fifth Amendment Effective Date” is defined in Subpart 4.1.

SUBPART 1.2  Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Fifth Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.  Except as so amended, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect.

SUBPART 2.1  Amendments to Section 1.1.  Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

(a)           by inserting the following defined terms in the appropriate alphabetical sequence:

“Fifth Amendment” means the Fifth Amendment to Credit Agreement, dated as of October 10, 2011, among the Borrowers and the Lenders party thereto.”

“Fifth Amendment Effective Date” has the meaning set forth in the Fifth Amendment.”

(b)           by amending and restating the definition of “Commitment Amount” to read as follows:

“Commitment Amount” means, on any date, $100,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

(c)           by amending and restating the definition of “Stated Maturity Date” to read as follows:

“Stated Maturity Date” means, with respect to all Loans, September 30, 2014.

SUBPART 2.2  Amendment to Section 7.1.8.  Clause (a) of Section 7.1.8 of the Existing Credit Agreement is hereby amended by deleting the phrase “a supplement to the Security Agreement substantially in the form attached thereto as Annex I” and inserting in place thereof the phrase “a supplement or amendment to the Security Agreement in form and substance reasonably acceptable to the Administrative Agent”.

SUBPART 2.3  Amendment to Schedule I.  Schedule I of the Existing Credit Agreement is hereby amended by deleting “Silver Hunter Mining Company” and inserting in place thereof “Silver Hunter Mining Company*” in order to indicate that such Subsidiary is a Material Subsidiary.

SUBPART 2.4  Amendment to Schedule II.  Schedule II of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

COMMITMENTS AND LENDER PERCENTAGES

Lender	Commitment	Percentage
The Bank of Nova Scotia	$50,000,000	50.00%
ING Capital LLC	$50,000,000	50.00%
Total	$100,000,000	100%

PART III
LIMITED WAIVER

SUBPART 3.1  Limited Waiver of Default.  To the extent that the Borrowers designated Silver Hunter as an Immaterial Subsidiary by inadvertently failing to designate Silver Hunter as a Material Subsidiary on the Disclosure Schedule on the Effective Date, any and all Defaults or Events of Default that may have arisen prior to the date hereof due to:

(a)           any of the representations and warranties, with respect to Silver Hunter and RHL (and only with respect to Silver Hunter and RHL), set forth in Section 6.8 or Section 6.13 (but only as each of them relates to Silver Hunter and RHL being Material Subsidiaries) being false when given at any time prior to the date hereof are hereby waived;

(b)           noncompliance with the requirement to include Silver Hunter and RHL in the updated capital, operating and exploration budgets delivered pursuant to Section 7.1.1(l) is hereby waived;

(c)           noncompliance with reporting a Default under Sections 7.1.1(c) and (d) and with reporting Material Subsidiaries are hereby waived;

(d)           noncompliance by Silver Hunter and RHL with Section 7.1.8 is hereby waived;

(e)           noncompliance by Silver Hunter and RHL with Section 7.1.10 is hereby waived;

(f)           a cross default solely caused by any Defaults listed in clauses (a), (b), (c), (d) or (e) above that is prohibited by Section 8.1.5(a) is hereby waived; and

(g)           a Default under Section 8.1.3, 8.1.4 or 8.1.10 solely as a result of the Defaults described in clauses (a), (b), (c), (d) or (e) above are hereby waived.

PART IV
AFFIRMATION AND CONSENT

SUBPART 4.1  Affirmation and Consent.  Each of the Obligors confirms that it has received a copy of this Fifth Amendment and restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party, effective as of the date hereof, after giving effect to this Fifth Amendment.

PART V
CONDITIONS TO EFFECTIVENESS

SUBPART 5.1  Amendment Effective Date.  This Fifth Amendment shall be and become effective as of the date (the “Fifth Amendment Effective Date”) when the last of all of the conditions set forth in this Part IV shall have been satisfied.

SUBPART 5.2  Execution of Counterparts of Fifth Amendment.  The Administrative Agent shall have received counterparts satisfactory to the Administrative Agent of this Fifth Amendment, which collectively shall have been duly executed on behalf of each Borrower, each of the other Obligors and each Lender.

SUBPART 5.3  Delivery of Amended and Restated Promissory Notes.  The Administrative Agent shall have received, for the account of each Lender that has requested a Note, such Lender’s Note duly executed and delivered by an Authorized Officer of each Borrower.

SUBPART 5.4  Delivery of Supplement to Subsidiary Guaranty.  The Administrative Agent shall have received a counterpart satisfactory to the Administrative Agent of a supplement to the Subsidiary Guaranty, substantially in the form of Annex I attached thereof, executed by Silver Hunter and RHL.

SUBPART 5.5  Delivery of Amendment to Pledge Agreement.  The Administrative Agent shall have received a counterpart satisfactory to the Administrative Agent of an amendment to the Pledge Agreement pursuant to which Schedule I attached thereto is amended to include Silver Hunter and RHL.

SUBPART 5.6  Authority Documents.  The Administrative Agent shall have received the following, each as an attachment to a certificate executed by an Authorized Officer, secretary or assistant secretary of each Borrower:

(a)           Certificate of Incorporation, Etc.  Copies of the certificate of incorporation or other charter or formation documents of such Borrower, certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state of its incorporation or formation.

(b)           Resolutions.  Copies of resolutions of the board of directors (or executive committee thereof) of such Borrower authorizing the execution and delivery of the Fifth Amendment (and the amendments to the Existing Credit Agreement contained herein), certified by an Authorized Officer of such Borrower as of the Fifth Amendment Effective Date to be true and correct and in force and effect as of such date.

(c)           Bylaws.  A copy of the bylaws of such Borrower, certified by an Authorized Officer of such Borrower as of the Fifth Amendment Effective Date to be true and correct and in force and effect as of such date.

(d)           Incumbency.  An incumbency certificate of such Borrower, certified by a secretary or assistant secretary of such Borrower to be true and correct as of the Fifth Amendment Effective Date, in form and substance satisfactory to Administrative Agent.

(e)           Good Standings.  Copies of certificates of good standing, existence and, as applicable, authorization to transact business, certified as of a recent date by the appropriate Governmental Authority of the state of its incorporation or formation.

SUBPART 5.7  Representations and Warranties.  The representations and warranties contained in Subpart 5.4 shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date.

SUBPART 5.8  Fees, Costs and Expenses, etc.  The Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, costs and expenses due and payable (to the extent invoiced) pursuant to Section 10.3 and an amendment fee for the account of each Lender as set forth in that certain fee letter dated as of October  10, 2011, among the Borrowers and the Lenders.

PART VI
MISCELLANEOUS

SUBPART 6.1  Cross-References.  References in this Fifth Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Fifth Amendment.

SUBPART 6.2  Instrument Pursuant to Existing Credit Agreement.  This Fifth Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 6.3  References in Other Loan Documents.  At such time as this Fifth Amendment shall become effective pursuant to the terms of Part IV, all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Fifth Amendment.

SUBPART 6.4  Representations and Warranties of the Obligors.  Each Obligor hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Fifth Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Fifth Amendment, (c) the representations and warranties contained in Article VI of the Credit Agreement and applicable to such Obligor and to Silver Hunter and RHL (in their capacity as a Material Subsidiary) are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) after giving effect to the waiver and the amendments contained herein and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof after giving effect to the waiver and the amendments contained herein.

SUBPART 6.5  Counterparts.  This Fifth Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of executed counterparts of this Fifth Amendment by telecopy or other electronic transmission shall be effective as an original and shall constitute a representation that an original will be delivered.

SUBPART 6.6  Full Force and Effect; Limited Amendment.  Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The waiver and amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly waived or amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SUBPART 6.7  Governing Law. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SUBPART 6.8  Successors and Assigns.  This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

* * * * *

Each of the parties hereto has caused a counterpart of this Fifth Amendment to be duly executed and delivered as of the date first above written.

BORROWERS	HECLA ALASKA LLC,
a Delaware limited liability company

	By:	Hecla Limited, its Managing Member

By:
Name:
Title:

HECLA GREENS CREEK MINING COMPANY,
a Delaware corporation

By:
Name:
Title:

HECLA JUNEAU MINING COMPANY,
a Delaware corporation

By:
Name:
Title:

OTHER OBLIGORS:	HECLA MINING COMPANY,
a Delaware corporation

By:
Name:
Title:

BURKE TRADING INC.,
a Delaware corporation

By:
Name:
Title:

HECLA ADMIRALTY COMPANY,
a Delaware corporation

By:
Name:
Title:

HECLA LIMITED,
a Delaware corporation

By:
Name:
Title:

SILVER HUNTER MINING COMPANY,
a Delaware corporation

By:
Name:
Title:

RHL HOLDINGS, INC.,
a Delaware corporation

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

By:
Name:
Title:

ING CAPITAL LLC, as a Lender

By:
Name:
Title: